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                                                                    EXHIBIT 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Amended and Restated 1996 Stock Plan of our report dated February 9, 1998, with respect to the consolidated financial statements of Somnus Medical Technologies, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


                                                   ERNST & YOUNG LLP


Palo Alto, California
June 24, 1998